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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
               -------------------------------------------------
                                 April 28, 1998


                   Bear Stearns Asset Backed Securities, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


           Delaware                      333-43091               13-3836437
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(State or Other Jurisdiction           (Commission          (I.R.S. Employer
      of Incorporation)                File Number)        Identification No.)



                   245 Park Avenue
                  New York, New York                                   10167
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      (Address of Principal Executive Offices)                       (Zip Code)


                                 (212) 272-2000
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              (Registrant's telephone number, including area code)


                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


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Item 2.        Acquisition or Disposition of Assets.

               On April 28, 1998, IMC Home Equity Loan Owner Trust 1998-2 (the "Trust") acquired $174,317,167.08 of Subsequent Home Equity Loans pursuant to the terms of the Sale and Servicing Agreement dated as of March 1, 1998, among the Trust, Bear Stearns Asset Backed Securities, Inc. (the "Depositor"), IMC Mortgage Company as Seller and Servicer (the "Seller") and The Chase Manhattan Bank, as Indenture Trustee and the Subsequent Transfer Agreement, dated April 28, 1998, among the Seller and the Trust, as purchaser. The Subsequent Home Equity Loans possess the characteristics required by the Prospectus dated January 23, 1998 and the Prospectus Supplement dated March 20, 1998, filed pursuant to Rule 424(b)(2) of the Act on March 30, 1998. The Schedule of Subsequent Home Equity Loans is attached to the Subsequent Transfer Agreement.


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Item 7.   Financial Statements, Pro Forma Financial Information and  Exhibits.

                   (a)      Not applicable

                   (b)      Not applicable

                   (c)      Exhibits:

                            10.1 Subsequent Transfer Agreement dated as of April 28, 1998 among IMC Mortgage Company, as Seller and IMC Home Equity Loan Owner Trust 1998-2 as the Purchaser.




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                                   SIGNATURES



        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      BEAR STEARNS ASSET BACKED SECURITIES, INC.



                                      By:    /s/  Matthew Perkins
                                             ------------------------------
                                             Name:   Matthew Perkins
                                             Title:  Authorized Signatory





Dated: May 4, 1998


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                                  EXHIBIT INDEX


Exhibit No.      Description                                            Page No.
----------       -----------                                            --------
10.1             Subsequent Transfer Agreement dated as of
                 April 28, 1998 among IMC Mortgage Company, as Seller and IMC Home Equity Loan Owner Trust
                 1998-2 as the Purchaser.